UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 .    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (described below) the shareholders of DTE Energy Company (the Company) approved an amendment and restatement of the DTE Energy Company Long-Term Incentive Plan (the LTIP). A description of the amendments can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2014 (the Proxy) in “Proposal No. 4 - Management Proposal - Approval of an Amendment and Restatement of the DTE Energy Company Long-Term Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the amended and restated LTIP attached to the Proxy as Exhibit A.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting was held on May 1, 2014.

(b)At the Annual Meeting:

(i)
The nominees named in the Proxy were all elected as follows: Gerard M. Anderson, Lillian Bauder, David A. Brandon, W. Frank Fountain, Jr., Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, James B. Nicholson, Charles W. Pryor, Jr., Josue Robles, Jr., Ruth G. Shaw, David A. Thomas and James H. Vandenberghe were each elected to serve as a director of the Company for a one-year term expiring in 2015, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	103,698,170	6,329,758	25,154,250
Lillian Bauder	105,496,632	4,531,296	25,154,250
David A. Brandon	108,824,930	1,202,998	25,154,250
W. Frank Fountain, Jr.	108,741,755	1,286,173	25,154,250
Charles G. McClure, Jr.	108,876,246	1,151,682	25,154,250
Gail J. McGovern	108,063,212	1,964,716	25,154,250
Mark A. Murray	108,921,312	1,106,615	25,154,250
James B. Nicholson	108,651,693	1,376,235	25,154,250
Charles W. Pryor, Jr.	108,400,012	1,627,916	25,154,250
Josue Robles, Jr.	107,948,050	2,079,877	25,154,250
Ruth G. Shaw	100,467,785	9,560,142	25,154,250
David A. Thomas	108,823,830	1,204,098	25,154,250
James H. Vandenberghe	108,715,315	1,312,613	25,154,250

(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2014, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
133,586,509	973,536	622,132	0

(iii)	Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
102,210,454	6,774,728	1,042,476	25,154,159

(iv)	Shareholders approved a management proposal to amend and restate the LTIP to extend the LTIP and add additional authorized shares as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
95,288,455	13,789,560	949,643	25,154,519

(v)	Shareholders did not approve the shareholder proposal relating to political contributions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
36,037,992	69,531,071	4,458,838	25,154,277

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

99.1
The section entitled “Proposal No. 4 - Management Proposal - Approval of an Amendment and Restatement of the DTE Energy Company Long-Term Incentive Plan” appearing on pages 34-37 of the DTE Energy Company Definitive Proxy Statement filed with the Securities and Exchange Commission on March 10, 2014 is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2014
DTE ENERGY COMPANY
(Registrant)

/s/LISA A. MUSCHONG
Lisa A. Muschong
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1
The section entitled “Proposal No. 4 - Management Proposal - Approval of an Amendment and Restatement of the DTE Energy Company Long-Term Incentive Plan,” appearing on pages 34-37 of the DTE Energy Company Definitive Proxy Statement filed with the Securities and Exchange Commission on March 10, 2014 is incorporated by reference herein.